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                          U. S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549

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                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                                  May 10, 2005

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                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
             Organized pursuant to the Laws of the State of Maryland

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                         Commission File Number 0-23766

      Internal Revenue Service - Employer Identification Number 52-1388957

                 11200 Rockville Pike, Rockville, Maryland 20852

                                 (301) 468-9200

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     o    Written communications pursuant to Rule 425 under the Securities Act

     o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Principal Officer; Appointment of Principal Officer
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     Effective as of close of business on May 6, 2005,  the Principal  Financial
Officer and Principal Accounting Officer (one individual) of Registrant's Managing General Partner, C.R.I., Inc., resigned. The duties of those positions have been assumed by H. William Willoughby. Mr. Willoughby has held the office of President of CRI since 1990 and has also served as a Director. He has no employment contract.

                                      # # #

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CAPITAL REALTY INVESTORS-85 LIMITED
                                    PARTNERSHIP
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                                  (Registrant)

                                  by: C.R.I., Inc.
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                                      General Partner



May 10, 2005                          by:/s/ William B. Docsker
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DATE                                     William B. Dockser
                                           Director, Chairman of the Board
                                           and Treasurer
                                           (Principal Executive Officer)

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